Exhibit 99.1

Press Release Release date: January 21, 2026

Uniti Group Inc. Announces Private Offering of Senior Notes

LITTLE ROCK, Ark. – Uniti Group Inc. (the “Company,” “Uniti,” “we,” or “our”) (Nasdaq: UNIT) today announced that its subsidiaries, Uniti Services LLC (formerly Windstream Services, LLC) (“Uniti Services”), Uniti Fiber Holdings Inc., Uniti Group Finance 2019 Inc. and CSL Capital, LLC (together, the “Issuers”), have commenced an offering of $500 million aggregate principal amount of 8.625% senior notes due 2032 (the “Notes”), subject to market and other conditions. The Notes will be guaranteed on a senior unsecured basis by the Company, Uniti Group LLC, Uniti Services’ immediate parent, and each of Uniti Services’ restricted subsidiaries (other than the Issuers) that guarantees indebtedness under our senior secured credit facilities and existing notes (except initially those subsidiaries that require regulatory approval prior to guaranteeing the Notes (such entities, the “regulated subsidiaries”)).

Within 60 days of the issuance of the Notes, Uniti Services will (or cause its applicable subsidiaries to) file to obtain regulatory approval to enable the regulated subsidiaries to guarantee the Notes, and it will use commercially reasonable efforts to obtain such approval. Upon the guarantee of the Notes by each of the regulated subsidiaries that guarantee the Issuers' existing 8.625% senior notes due 2032, the Notes are expected to be mandatorily exchanged for 8.625% senior notes due 2032 issued as “additional notes” under the indenture dated as of June 24, 2025 among the Issuers, the guarantors party thereto and the trustee party thereto (the “2025 Indenture”). Any such additional notes are expected to be part of the same series as the existing 8.625% senior notes due 2032 issued under the 2025 Indenture, and are expected to have the same CUSIP number as, and be fungible with, the existing 8.625% senior notes due 2032 issued under the 2025 Indenture.

The Issuers intend to use the net proceeds from the offering of the Notes, together with cash on hand, to repay borrowings under Uniti Services’ senior secured first lien term loan facility due 2031 and to pay related fees and expenses.

The Notes and the additional notes, if any, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and to persons other than U.S. persons in offshore transactions in compliance with Regulation S under the Securities Act.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT UNITI

Uniti is a premier insurgent fiber provider dedicated to enabling mission-critical connectivity across the United States. We build, operate, and deliver fast and reliable communications services, empowering more than a million consumers and businesses in the digital economy. Our broad portfolio of services is offered through a suite of brands: Uniti Wholesale, Kinetic, Uniti Fiber, and Uniti Solutions.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future and management’s current expectations, involve certain risks and uncertainties, and are not guarantees. These forward-looking statements include, but are not limited to, statements regarding the proposed offering of the Notes and use of proceeds therefrom. The words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “predicts” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the forward-looking statements. Future results may differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes. These forward-looking statements involve risks and uncertainties, known and unknown, that could cause events and results to differ materially from those in the forward-looking statements, including, without limitation: unanticipated difficulties or expenditures relating to the merger of Uniti and Windstream (the “Merger”); the risk that we fail to fully realize the potential benefits, expected synergies, efficiencies and cost savings from the Merger within the expected time period (if at all); our ability to generate sufficient cash flow to service our outstanding indebtedness and the covenants in our debt agreements, which could reduce funds available for business purposes and limit our operational flexibility; our ability to access debt and equity capital markets; competition and overbuilding in consumer service areas and general competition in business markets; continued loss of consumer households served and consumer high-speed internet customers; adverse impacts of inflation, higher interest rates, tariffs, trade restrictions, trade wars, federal government shutdown and the potential for economic slowdown on our employees, our business, the business of our consumers and other business partners and the global financial markets; risks related to various forms of regulation from the Federal Communications Commission, state regulatory commissions and other government entities and effects of unfavorable legal proceedings, government investigations, and complex and changing laws; changes in the U.S. tax law and other federal, state or local laws; our ability to retain our key management personnel; rapid changes in technology, which could affect our ability to compete; information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of data; the possibility that we may experience equipment failures, network damages, natural disasters, cyber-attacks or terrorist attacks for which our insurance may not provide adequate coverage; the risk that we fail to fully realize the potential benefits of or have difficulty in integrating the companies we acquire; other risks inherent in the communications industry and in the ownership of network systems, including potential liability relating to environmental matters; and additional risks set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Uniti and its predecessor’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the U.S. Securities and Exchange Commission as well as Uniti’s predecessor’s registration statement on Form S-4 dated February 12, 2025. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. The Company does not assume any obligation to update any forward-looking statements. Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this press release to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

INVESTOR CONTACTS:

Paul Bullington, 251-662-1512

Senior Executive Vice President, Chief Financial Officer & Treasurer

paul.bullington@uniti.com

Bill DiTullio, 501-850-0872

Senior Vice President, Investor Relations & Treasury

bill.ditullio@uniti.com

MEDIA CONTACTS:

Scott L. Morris

Associate Director, Media & External Communications

501-580-4759

scott.l.morris@uniti.com

Brandi Stafford

Vice President, Corporate Communications

501-351-0067

brandi.stafford@uniti.com